UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2025

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

910 Louisiana Street, Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 17, 2025, NRG Energy, Inc. (“NRG” or the “Company”) issued a press release announcing that NRG has updated its financial guidance for the year ended December 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Except as indicated below, the information in this Item 7.01 and the Exhibit attached to this Current Report on Form 8-K are being furnished under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing and as set forth below.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the Company’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, and views of economic and market conditions.

Although NRG believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated herein include, among others, general economic conditions, the imposition of tariffs and escalation of international trade disputes, the inability to close (or any delay in closing) the proposed acquisition of the portfolio of assets from LS Power (the “Acquisition’), the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement relating to the proposed Acquisition (including the inability to obtain required governmental and regulatory approvals in a timely manner or at all), the inability to obtain financing for the proposed Acquisition, the inability of the combined company to realize expected synergies and benefits of integration (or that it takes longer than expected) which may result in the combined company not operating as effectively as expected, hazards customary in the power industry, weather conditions and extreme weather events, competition in wholesale power, gas and smart home markets, the volatility of energy and fuel prices, the volatility in demand for power and gas, failure of customers or counterparties to perform under contracts, changes in the wholesale power and gas markets, the failure of NRG’s expectations regarding load growth to materialize, changes in government or market regulations, the condition of capital markets generally and NRG’s ability to access capital markets, NRG’s ability to execute its market operations and supply strategy, risks related to data privacy, cyberterrorism and inadequate cybersecurity, the loss of data, unanticipated outages at NRG’s generation facilities, operational and reputational risks related to the use of artificial intelligence and the adherence to developing laws and regulations related to the use thereof, NRG’s ability to achieve its net debt targets, adverse results in current and future litigation, complaints, product liability claims and/or adverse publicity, failure to identify, execute or successfully implement acquisitions or asset sales, risks of the smart home and security industry, including risks of and publicity surrounding the sales, customer origination and retention process, the impact of changes in consumer spending patterns, consumer preferences, geopolitical tensions, demographic trends, supply chain disruptions, NRG’s ability to implement value enhancing improvements to plant operations and company-wide processes, NRG’s ability to achieve or maintain investment grade credit metrics, NRG’s ability to proceed with projects under development or the inability to complete the construction of such projects on schedule or within budget, the inability to maintain or create successful partnering relationships, NRG’s ability to operate its business efficiently, NRG’s ability to retain retail customers, the ability to successfully integrate businesses of acquired assets or companies (including the proposed Acquisition), NRG’s ability to realize anticipated benefits of transactions (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, NRG’s ability to execute its capital allocation plan, and the other risks and uncertainties discussed in this release and in our Forms 10-K, 10-Q, and 8-K filed with or furnished to the SEC. Achieving investment grade credit metrics is not an indication of or guarantee that NRG will receive investment grade credit ratings. Debt and share repurchases may be made from time to time subject to market conditions and other factors, including as permitted by United States securities laws. Furthermore, any common stock dividend is subject to available capital and market conditions.

NRG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The Adjusted Net Income, Adjusted EBITDA, Adjusted EPS, and Free Cash Flow before Growth guidance are estimates as of September 17, 2025. These estimates are based on assumptions NRG believed to be reasonable as of that date. NRG disclaims any current intention to update such guidance, except as required by law. The foregoing review of factors that could cause NRG’s actual results to differ materially from those contemplated in the forward-looking statements included in this press release should be considered in connection with information regarding risks and uncertainties that may affect NRG's future results included in NRG's filings with the SEC at www.sec.gov. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in NRG’s most recent Annual Report on Form 10-K, and in subsequent SEC filings. NRG’s forward-looking statements speak only as of the date of this communication or as of the date they are made.

Item 9.01 Financial Statement and Exhibits

(c)	Exhibits:

Exhibit No.	Description
99.1	Press release dated September 17, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the iXBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

Dated: September 17, 2025	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

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